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       [graphic]                             OCTOBER 1, 2002

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                          SUPPLEMENT TO THE PROSPECTUS

             ADVISOR CLASS SHARES PROSPOECTUS DATED APRIL 30, 2002
  INVESTOR CLASS SHARES PROSPECTUS DATED APRIL 30, 2002 - UPDATED MAY 16, 2002

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 This supplement provides new and additional information beyond that contained in the prospectus, and should be read in conjunction with such prospectus. Capitalized terms not defined herein should have the meanings set forth in the prospectus.

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        ACCESSOR FUNDS, INC.                                  [logo]

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The prospectus currently states that the High Yield Bond Fund will not invest in securities that, at the time of initial investment, are rated higher than BBB+ or lower than CCC- by Standard & Poor's (S&P) or higher than Baa3 or lower than B3 by Moody's Investors Services, Inc. ("Moody's"). Accessor Funds, Inc.'s credit quality limitation policy has been amended to clarify and more appropriately balance the S&P and Moody's ratings. The policy now states that the High Yield Bond Fund will normally invest in securities that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. A correction is also made in the description of the credit quality of bonds of foreign issuers available to the High Yield Bond Fund's Money Manager. In connection with the changes, the following language is inserted in the following sections of the Advisor Class
Prospectus:

On page 10 the first paragragh under PRINCIPAL INVESTMENT STRATEGIES is replaced in its entirety.

PRINCIPAL INVESTMENT STRATEGIES. Under normal conditions, the Fund will invest at least 80% of its net assets in lower-rated, high-yield corporate debt securities commonly referred to as "junk bonds." High yield debt securities are generally those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager. The Fund will normally invest in securities that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Fund will normally maintain an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index. The Money Manager will attempt to exceed the total return performance of the Lehman Brothers U.S. Corporate High Yield Index.


On page 27, the High Yield Bond Fund paragraph under Other Investment Strategies is replaced in its entirety.

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                      FIXED-INCOME FUNDS' OTHER INVESTMENT
                      STRATEGIES, SECURITY TYPES AND RISKS
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OTHER INVESTMENT STRATEGIES

 * HIGH YIELD BOND FUND. The Fund may also invest in dollar denominated, non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB- and higher than CC+ by S&P or rated as lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.